SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 3, 2005

REMOTE DYNAMICS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	0-26140 (Commission File Number)	51-0352879 (I.R.S. Employer Identification Number)

1155 Kas Drive, Suite 100, Richardson, Texas 75081
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 301-2000

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On March 3, 2005, the Board of Directors of Remote Dynamics, Inc. (the “Company”) passed a resolution changing the Company’s fiscal year end from August 31 to December 31. The Company will file a transition report on Form 10-KT for the period beginning September 1, 2005 and ending December 31, 2005 within the required 90 day period following December 31, 2005.

      In accordance with SEC rules, the Company intends to file quarterly reports on Form 10-Q for the fiscal quarters ending February 28, 2005, May 31, 2005 and November 30, 2005 and an annual report on Form 10-K for the fiscal year ending August 31, 2005.

      A copy of the amended press release, dated March 8, 2005, announcing the fiscal year end change, is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit. The following exhibit is filed with this document:

Exhibit No.	Description
99.1	Amended Press Release, dated March 8, 2005, announcing the fiscal year end change.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMOTE DYNAMICS, INC.
/s/ J. Raymond Bilbao
J. Raymond Bilbao
Senior Vice President, General Counsel & Secretary

Date: March 8, 2005

Exhibit No.	Description
99.1	Amended Press Release, dated March 8, 2005, announcing the fiscal year end change.